Exhibit 32 Certification of Chief Executive Officer and Chief Financial Officer
            pursuant to 18 U.S.C. Section 1350


CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-QSB of Citizens First Corporation (the "Company") for the quarterly period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Mary D. Cohron, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


By:  /s/Mary D. Cohron
            Mary D. Cohron
            Chief Executive Officer



Date:  November 15, 2004

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-QSB of Citizens First Corporation (the "Company") for the quarterly period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Bill Wright, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


By:  /s/ Bill D. Wright
             Bill D. Wright
             Chief Financial Officer
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Date: November 15, 2004